Exhibit 99.1

Jabil Posts Second Quarter Results

Updates Full Year Guidance

St. Petersburg, FL – March 16, 2016. Today Jabil Circuit, Inc. (NYSE: JBL) reported preliminary, unaudited financial results for its second quarter of fiscal year 2016, including second quarter net revenue of $4.4 billion reflecting a two percent revenue increase over fiscal 2015.

“I’m pleased to report second quarter results that were largely in line with our guidance and expectations,” said CEO Mark Mondello. “The performance of our EMS segment was outstanding and above expectations, while our DMS segment grew modestly as we faced a slight downturn in product demand late in our fiscal quarter specific to our mobility business,” he added.

U.S. GAAP (as defined below) operating income for the second quarter was $154.9 million and U.S. GAAP net diluted earnings per share was $0.41. Core operating income (as defined below) was $186.3 million and core diluted earnings per share (as defined below) was $0.57.

Jabil’s two reporting segments delivered the following revenue results for the company’s second fiscal quarter:

•	Diversified Manufacturing Services: $1.7 billion.

•	Electronics Manufacturing Services: $2.7 billion.

(Definitions used: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges and goodwill impairment charges. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil calculates its core return on invested capital by annualizing its after-tax core operating income for its most recently ended quarter and dividing that by a two quarter average of its net invested capital base. Jabil reports core operating income, core earnings, core diluted and basic earnings per share and core return on invested capital to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and return on invested capital from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share, its calculation of core return on invested capital and additional information in the supplemental information.)

Quarterly Results	Q2 2016	Q2 2015
Net revenue	$4.4 billion	$4.3 billion
U.S. GAAP operating income	$154.9 million	$124.9 million
U.S. GAAP net income	$78.9 million	$52.0 million
U.S. GAAP net diluted earnings per share	$0.41	$0.27
U.S. GAAP return on invested capital	12.3%	12.1%
Core operating income	$186.3 million	$166.0 million
Core earnings	$109.3 million	$98.3 million
Core diluted earnings per share	$0.57	$0.50
Core return on invested capital	15.6%	17.6%

Business Outlook

“Our updated outlook for the third quarter reflects reduced demand in mobility,” said CEO Mark Mondello. “The strength in our EMS business further illustrates the positive impact of our portfolio strategy. A strategy well grounded in diverse income streams,” he added.

Fiscal Year 2016 Third Quarter Guidance:
● Net revenue	$4.1 billion to $4.3 billion
● U.S. GAAP operating income	$46 million to $71 million
● U.S. GAAP net diluted (loss) earnings per share	($0.05) to $0.03 per diluted share
● Core operating income	$80 million to $100 million
● Core diluted earnings per share	$0.12 to $0.18 per diluted share
● Diversified Manufacturing Services	Decrease revenue 10 percent year-on-year
● Electronics Manufacturing Services	Consistent revenue year-on-year
● Total company	Decrease revenue 4 percent year-on-year

(U.S. GAAP net diluted earnings per share for the third quarter of fiscal year 2016 are currently estimated to include $0.04 per share for amortization of intangibles, $0.10 per share for stock-based compensation expense and related charges and $0.03 to $0.01 per share for restructuring and related charges.)

Management updated the fiscal year 2016 revenue outlook to approximately $18.5 billion; U.S. GAAP net diluted earnings per share outlook to approximately $1.48 and core diluted earnings per share outlook to approximately $2.12.

FORWARD LOOKING STATEMENTS: This news release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2016; our positioning for future financial performance in fiscal 2016; our delivery of revenue growth, U.S. GAAP net diluted earnings per share and core diluted earnings per share for fiscal 2016; our currently expected third quarter of fiscal year 2016 net revenue (including that of our segments), core and U.S. GAAP operating income, core and U.S. GAAP diluted earnings per share results and the components thereof. The statements in this news release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2016 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; fluctuations in our stock’s market price; fluctuations in operating results and cash flows; unexpected, adverse seasonal impacts on demand; changes in macroeconomic conditions, both in the U.S. and internationally; the occurrence of, success and expected financial results from, product ramps; our financial performance during and after the current economic conditions; our ability to maintain and improve costs, quality and delivery for our customers; risks and costs inherent in litigation; whether our realignment of our capacity will adversely affect our cost structure, ability to service customers and labor relations; our ability to take advantage of perceived benefits of offering customers vertically integrated services; changes in technology; competition; anticipated growth for us and our industry that may not occur; managing rapid growth; managing rapid declines in customer demand and other related customer challenges that may occur; our ability to successfully consummate acquisitions and divestitures; managing the integration of businesses we acquire; risks associated with international sales and operations; retaining key personnel; our dependence on a limited number of large customers; business and competitive factors generally affecting the electronic manufacturing services industry, our customers and our business; other factors that we may not have currently identified or quantified; and other risks, relevant factors and uncertainties identified in our Annual Report on Form 10-K for the fiscal year ended August 31, 2015, subsequent Reports on Forms 10-Q and 8-K and our other securities filings. Jabil disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Supplemental Information: The financial results disclosed in this release include certain measures calculated and presented in accordance with U.S. GAAP. In addition to the U.S. GAAP financial measures, Jabil provides supplemental, non-U.S. GAAP financial measures to facilitate evaluation of Jabil’s core operating performance. The non-U.S. GAAP financial measures disclosed in this release exclude certain amounts that are included in the most directly comparable U.S. GAAP measures. The non-U.S. GAAP or core financial measures disclosed in this release do not have standard meanings and may vary from the non-U.S. GAAP financial measures used by other companies. Management believes core financial measures (which exclude the effects of the amortization of intangibles, stock-based compensation expense and related charges, restructuring and related charges, distressed customer charges, acquisition costs and certain purchase accounting adjustments, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges) are a useful measure that facilitates evaluating the past and future performance of Jabil’s ongoing operations on a comparable basis. Jabil reports core operating income, core return on invested capital, core earnings and core diluted and basic earnings per share to provide investors an additional method for assessing operating income, earnings and earnings per share from what it believes are its core manufacturing operations. Included in this release are Condensed Consolidated Statements of Operations as well as a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures.

Company Conference Call Information: Jabil will hold a conference call to discuss its second quarter results and fiscal 2016 outlook today at 4:30 p.m. ET live on the Internet at http://www.jabil.com. The call will be recorded and archived on the web at http://www.jabil.com. A taped replay of the conference call will also be available March 16, 2016 at approximately 7:30 p.m. ET through midnight on March 23, 2016. To access the replay, call (855) 859-2056 from within the United States, or (404) 537-3406 outside the United States. The pass code is: 49148788. An archived webcast of the conference call will be available at http://www.jabil.com/investors/.

About Jabil

Jabil is a product solutions company providing comprehensive electronics design, production and product management services to global electronics and technology companies. Offering complete product supply chain management from facilities in 28 countries, Jabil provides comprehensive, individualized-focused solutions to customers in a broad range of industries. Jabil common stock is traded on the New York Stock Exchange under the symbol, “JBL”. Further information is available on Jabil’s website: jabil.com.

Company Contacts:

Beth Walters

Senior Vice President, Investor Relations & Communications

(727) 803-3511

beth_walters@jabil.com

Adam Berry

Senior Director, Investor Relations

(727) 803-5772

adam_berry@jabil.com

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	February 29, 2016 (Unaudited)	August 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$883,218	$913,963
Accounts receivable, net	1,449,338	1,467,247
Inventories	2,293,024	2,507,264
Prepaid expenses and other current assets	939,643	898,790
Deferred income taxes	—	79,045

Total current assets	5,565,223	5,866,309
Property, plant and equipment, net	3,180,042	2,804,333
Goodwill and intangible assets, net	896,436	745,918
Deferred income taxes	148,692	85,169
Other assets	107,809	101,478

Total assets	$9,898,202	$9,603,207

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable, long-term debt and capital lease obligations	$538,294	$323,833
Accounts payable	3,020,794	3,663,264
Accrued expenses	1,813,846	1,685,589
Deferred income taxes	—	2,455

Total current liabilities	5,372,934	5,675,141
Notes payable, long-term debt and capital lease obligations, less current installments	1,811,220	1,346,558
Other liabilities	66,527	67,951
Income tax liabilities	109,386	96,379
Deferred income taxes	52,921	82,167

Total liabilities	7,412,988	7,268,196

Commitments and contingencies
Equity:
Jabil Circuit, Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	249	247
Additional paid-in capital	2,011,081	1,955,104
Retained earnings	1,648,119	1,468,910
Accumulated other comprehensive loss	(69,011)	(50,854)
Treasury stock, at cost	(1,123,447)	(1,058,551)

Total Jabil Circuit, Inc. stockholders’ equity	2,466,991	2,314,856
Noncontrolling interests	18,223	20,155

Total equity	2,485,214	2,335,011

Total liabilities and equity	$9,898,202	$9,603,207

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Net revenue	$4,403,594	$4,309,323	$9,611,571	$8,859,741
Cost of revenue	4,004,161	3,941,504	8,728,603	8,108,935

Gross profit	399,433	367,819	882,968	750,806
Operating expenses:
Selling, general and administrative	224,905	210,326	476,451	424,705
Research and development	8,465	6,501	16,757	12,506
Amortization of intangibles	8,599	5,783	16,439	11,373
Restructuring and related charges	2,535	20,358	3,888	32,616

Operating income	154,929	124,851	369,433	269,606
Interest and other, net	34,142	31,797	66,879	63,630

Income from continuing operations before tax	120,787	93,054	302,554	205,976
Income tax expense	42,354	35,272	92,206	75,061

Income from continuing operations, net of tax	78,433	57,782	210,348	130,915

Discontinued operations:
Loss from discontinued operations, net of tax	—	(4,562)	—	(3,709)
Loss on sale of discontinued operations, net of tax	—	(947)	—	(2,557)

Discontinued operations, net of tax	—	(5,509)	—	(6,266)

Net income	78,433	52,273	210,348	124,649
Net (loss) income attributable to noncontrolling interests, net of tax	(497)	321	(467)	535

Net income attributable to Jabil Circuit, Inc.	$78,930	$51,952	$210,815	$124,114

Earnings per share attributable to the stockholders of Jabil Circuit, Inc.:
Basic:
Income from continuing operations, net of tax	$0.41	$0.30	$1.11	$0.67

Discontinued operations, net of tax	$0.00	$(0.03)	$0.00	$(0.03)

Net income	$0.41	$0.27	$1.11	$0.64

Diluted:
Income from continuing operations, net of tax	$0.41	$0.29	$1.09	$0.67

Discontinued operations, net of tax	$0.00	$(0.03)	$0.00	$(0.03)

Net income	$0.41	$0.27	$1.09	$0.63

Weighted average shares outstanding:
Basic	190,957	193,561	190,656	193,531

Diluted	193,294	195,473	193,429	195,534

JABIL CIRCUIT, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Six months ended
	February 29, 2016	February 28, 2015
Cash flows from operating activities:
Net income	$210,348	$124,649
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	329,301	249,441
Recognition of stock-based compensation expense and related charges	45,060	32,982
Deferred income taxes	(22,940)	(1,370)
Loss on sale of property, plant and equipment	11,633	12,185
Other, net	4,072	17,044
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	20,027	(97,859)
Inventories	223,140	(112,993)
Prepaid expenses and other current assets	(17,010)	105,311
Other assets	(3,486)	24,067
Accounts payable, accrued expenses and other liabilities	(727,749)	171,968

Net cash provided by operating activities	72,396	525,425

Cash flows from investing activities:
Proceeds from sale of discontinued operations, net of cash	—	9,663
Acquisition of property, plant and equipment	(456,028)	(468,207)
Proceeds from sale of property, plant and equipment	7,196	4,629
Cash paid for business and intangible asset acquisitions, net of cash	(206,670)	(11,897)
Issuance of notes receivable	(28,500)	—
Other, net	(5,250)	4,894

Net cash used in investing activities	(689,252)	(460,918)

Cash flows from financing activities:
Borrowings under debt agreements	3,404,241	3,352,676
Payments toward debt agreements	(2,726,027)	(3,358,147)
Payments to acquire treasury stock	(54,567)	(40,040)
Dividends paid to stockholders	(31,795)	(32,078)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	10,660	8,999
Treasury stock minimum tax withholding related to vesting of restricted stock	(10,329)	(6,921)
Other, net	(1,238)	62

Net cash provided by (used in) financing activities	590,945	(75,449)

Effect of exchange rate changes on cash and cash equivalents	(4,834)	(22,893)

Net decrease in cash and cash equivalents	(30,745)	(33,835)
Cash and cash equivalents at beginning of period	913,963	1,000,249

Cash and cash equivalents at end of period	$883,218	$966,414

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Operating income (U.S. GAAP)	$154,929	$124,851	$369,433	$269,606
Amortization of intangibles	8,599	5,783	16,439	11,373
Stock-based compensation expense and related charges	20,268	14,968	45,060	33,011
Restructuring and related charges	2,535	20,358	3,888	32,616

Core operating income (Non-U.S. GAAP)	$186,331	$165,960	$434,820	$346,606

Net income attributable to Jabil Circuit, Inc. (U.S. GAAP)	$78,930	$51,952	$210,815	$124,114
Amortization of intangibles, net of tax	7,959	5,781	15,107	11,365
Stock-based compensation expense and related charges, net of tax	19,920	14,827	44,417	32,527
Restructuring and related charges, net of tax	2,535	20,248	3,888	32,196
Loss from discontinued operations, net of tax	—	4,562	—	3,709
Loss on sale of discontinued operations, net of tax	—	947	—	2,557

Core earnings (Non-U.S. GAAP)	$109,344	$98,317	$274,227	$206,468

Net earnings per share (U.S. GAAP):
Basic	$0.41	$0.27	$1.11	$0.64

Diluted	$0.41	$0.27	$1.09	$0.63

Core earnings per share (Non-U.S. GAAP):
Basic	$0.57	$0.51	$1.44	$1.07

Diluted	$0.57	$0.50	$1.42	$1.06

Weighted average shares outstanding used in the calculations of earnings per share (U.S. GAAP and Non-U.S. GAAP):
Basic	190,957	193,561	190,656	193,531

Diluted	193,294	195,473	193,429	195,534

JABIL CIRCUIT, INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-U.S. GAAP MEASURES

(in thousands)

(Unaudited)

CALCULATION OF RETURN ON INVESTED CAPITAL

AND CORE RETURN ON INVESTED CAPITAL

The Company calculates: (1) its “Return on Invested Capital” by annualizing its “after-tax U.S. GAAP operating income” for its most recently-ended quarter and dividing that by the average of its “net invested capital asset base” and (2) its “Core Return on Invested Capital” by annualizing its “after-tax non-U.S. GAAP core operating income” for its most recently-ended quarter and dividing that by the “average net invested capital asset base.”

The Company calculates: (1) its “after-tax U.S. GAAP operating income” by subtracting a certain tax effect (the calculation of which is explained below) from its U.S. GAAP operating income and (2) its “after-tax non-U.S. GAAP core operating income” as its non-U.S. GAAP core operating income less a certain tax effect (the calculation of which is explained below). See elsewhere in this earnings release for a reconciliation of the Company’s non-U.S. GAAP core operating income to its U.S. GAAP operating income.

The Company calculates its “average net invested capital asset base” as the sum of the averages (the calculations of which are explained below) of its stockholders’ equity, current and non-current portions of its notes payable, long-term debt and capital lease obligations less the average (the calculation of which is explained below) of its cash and cash equivalents.

The following table reconciles (1) “Return on Invested Capital,” as calculated using “after-tax U.S. GAAP operating income” to (2) “Core Return on Invested Capital,” as calculated using “after-tax non-U.S. GAAP core operating income”:

	Three months ended
	February 29, 2016	February 28, 2015
Numerator:
Operating income (U.S. GAAP)	$154,929	$124,851
Tax effect(1)	(42,312)	(35,178)

After-tax operating income	112,617	89,673
	x4	x4

Annualized after-tax operating income	$450,468	$358,692

Core operating income (Non-U.S. GAAP)	$186,331	$165,960
Tax effect(2)	(43,307)	(35,459)

After-tax core operating income	143,024	130,501
	x4	x4

Annualized after-tax core operating income	$572,096	$522,004

Denominator:
Average total Jabil Circuit, Inc. stockholders’ equity(3)	$2,424,798	$2,239,861
Average notes payable, long-term debt and capital lease obligations, less current installments(3)	1,814,834	1,664,577
Average current installments of notes payable, long-term debt and capital lease obligations(3)	443,303	11,372
Average cash and cash equivalents(3)	(1,006,781)	(943,959)

Net invested capital asset base	$3,676,154	$2,971,851

Return on Invested Capital (U.S. GAAP)	12.3%	12.1%
Adjustments noted above	3.3%	5.5%
Core Return on Invested Capital (Non-U.S. GAAP)	15.6%	17.6%

(1)	This amount is calculated by adding the amount of income taxes attributable to its operating income (U.S. GAAP) and its interest expense.
(2)	This amount is calculated by adding the amount of income taxes attributable to its core operating income (Non-U.S. GAAP) and its interest expense.
(3)	The average is based on the addition of the account balance at the end of the most recently-ended quarter to the account balance at the end of the prior quarter and dividing by two.